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Exhibit 10.109b

EXHIBIT A

FORM OF
CLOSING CERTIFICATE

        Pursuant to Section 4.01(c) of the Five-Year Credit Agreement, dated as of May 10, 2006 (the "Credit Agreement"; terms defined therein being used herein as therein defined), among Countrywide Financial Corporation, Countrywide Home Loans, Inc. and William Street Credit Corporation, as the Lenders, the undersigned [INSERT TITLE OF OFFICER] of [INSERT NAME OF LOAN PARTY] (the "Certifying Loan Party") hereby certifies as follows:

        1.     The representations and warranties of the Certifying Loan Party set forth in each of the Loan Documents to which it is a party or which are contained in any certificate furnished by or on behalf of the Certifying Loan Party pursuant to any of the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

        2.                                          is the duly elected and qualified Corporate Secretary of the Certifying Loan Party and the signature set forth for such officer below is such officer's true and genuine signature.

        3.     No Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect to the Loans to be made on the date hereof and the use of proceeds thereof.

        4.     The conditions precedent set forth in Section 4.01 of the Credit Agreement were satisfied as of the Closing Date.

        The undersigned Corporate Secretary of the Certifying Loan Party certifies as follows:

        1.     There are no liquidation or dissolution proceedings pending or to my knowledge threatened against the Certifying Loan Party, nor has any other event occurred adversely affecting or threatening the continued corporate existence of the Certifying Loan Party.

        2.     The Certifying Loan Party is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization.

        3.     Attached hereto as Annex 1 is a true and complete copy of resolutions duly adopted by the Board of Directors of the Certifying Loan Party on                                    , 200  ; such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect and are the only corporate proceedings of the Certifying Loan Party now in force relating to or affecting the matters referred to therein.

        4.     Attached hereto as Annex 2 is a true and complete copy of the By-Laws of the Certifying Loan Party as in effect on the date hereof.

        5.     Attached hereto as Annex 3 is a true and complete copy of the Certificate of Incorporation of the Certifying Loan Party as in effect on the date hereof.

        6.     The following persons are now duly elected and qualified officers of the Certifying Loan Party holding the offices indicated next to their respective names below, and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Certifying Loan Party each of the Loan Documents to which it is a party and any certificate or other document to be delivered by the Certifying Loan Party pursuant to the Loan Documents to which it is a party:

Name	Office	Signature

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        IN WITNESS WHEREOF, the undersigned have hereunto set our names as of the date set forth below.

Name: Title:	Name: Title: Corporate Secretary
Date: May , 2006

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ANNEX 1

[Board Resolutions]

ANNEX 2

[Bylaws]

ANNEX 3

[Certificate of Incorporation]

EXHIBIT B

FORM OF
ASSIGNMENT AND ASSUMPTION

        Reference is made to the Five-Year Credit Agreement, dated as of May 10, 2006 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Countrywide Financial Corporation, Countrywide Home Loans, Inc. and William Street Credit Corporation, as the Lender (the "Lender"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

        The Assignor identified on Schedule l hereto (the "Assignor") and the Assignee identified on Schedule l hereto (the "Assignee") agree as follows:

        1.     The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule 1 hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement in the principal amount set forth on Schedule 1 hereto.

        2.     The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Affiliates or any other obligor or the performance or observance by the Borrower, any of its Affiliates or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto.

        3.     The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Assumption; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent audited financial statements referred to in Section 3.04 thereof or delivered pursuant to Section 5.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (c) agrees that it will, independently and without reliance upon the Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Lender to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Lender by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as if it were the Lender.

        4.     The effective date of this Assignment and Assumption shall be the Effective Date of Assignment described in Schedule 1 hereto (the "Effective Date"). Following the execution of this Assignment and Assumption, it will be delivered to the Lender for acceptance by it and recording by the Lender pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Lender, be earlier than five Business Days after the date of such acceptance and recording by the Lender).

        5.     Upon such acceptance and recording, from and after the Effective Date, the Lender shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date.

        6.     From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption, have the rights and obligations as if it were the Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights (except under Sections 2.14, 2.15, 2.16 and 10.03 of the Credit Agreement for the period prior to the Effective Date) and be released from its obligations under the Credit Agreement.

        7.     This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of New York.

        IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

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Schedule 1
to Assignment and Assumption with respect to
the Five-Year Credit Agreement, dated as of May 10, 2006
among Countrywide Financial Corporation, Countrywide Home Loans, Inc.
and William Street Credit Corporation, as the Lender

Name of Assignor:
Name of Assignee:
Effective Date of Assignment:
Principal Commitment Amount Assigned	Commitment Percentage Assigned
$	. %
[Name of Assignee]		[Name of Assignor]
By:	Title:	By:	Title:
Required Consents (if any):
William Street Credit Corporation, as the Lender		Countrywide Financial Corporation, as Borrower
By:	Title:	By:	Title:
Countrywide Home Loans, Inc., as Borrower
		By:	Title:

Accepted for Recordation in the Register:
William Street Credit Corporation, as the Lender
By:	Title:

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  Exhibit 10.109b
FORM OF CLOSING CERTIFICATE
  EXHIBIT B